UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

MINERALRITE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 000-27739

State of Incorporation: Texas

IRS Employer Identification Number: 90-0315909

325 N. St. Paul Street, Suite 3100
Dallas, Texas 75201
(Address of principal executive offices)

(469) 881-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report: Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425
☐ Soliciting material pursuant to Rule 14a-12
☐ Pre-commencement communications pursuant to Rule 14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c)

Securities registered pursuant to Section 12(g) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered	Par Value
Common stock	RITE	OTC Markets (OTCID)	No Par Value
Series A Preferred	None	None	No Par Value
Series B Preferred	None	None	No Par Value
Series C Preferred	None	None	No Par Value
Series D Preferred	None	None	$25.00
Series NMC Preferred	None	None	$25.00

Indicate by check mark whether the registrant a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure

On April 21, 2026, MineralRite Corporation (the “Company”) issued a press release providing an update on developments during the first quarter of 2026. The press release addresses, among other matters, the renewal of the Company’s Arizona State Land Department mineral lease covering the Skull Valley project, field verification and sampling activities conducted by the Company’s Qualified Person, evaluation of potential environmental credit opportunities, expansion of the Company’s network of industry consultants, and certain capital structure initiatives.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 – Other Events

The Company continues to advance evaluation activities at its Skull Valley project, including technical review, site verification, and sampling activities conducted during the first quarter of 2026, as described in Exhibit 99.1.

The Company notes that its current activities are limited to evaluation and verification work. The Company has not established any mineral resources or mineral reserves for the Skull Valley project under the standards set forth in Subpart 1300 of Regulation S-K. Historical technical information referenced in connection with the project was prepared prior to the adoption of Subpart 1300, is not compliant with such standards, has not been independently verified to current standards, and should not be relied upon as establishing the existence of mineral resources or reserves.

The Company further notes that its Qualified Person referenced in Exhibit 99.1 is engaged by the Company and is not acting in an independent capacity for purposes of the current evaluation activities. Any forward-looking statements regarding potential development, recovery, or economic value of the project remain subject to significant technical, regulatory, and economic uncertainties.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated April 21, 2026 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALRITE CORPORATION

By: /s/ James Burgauer
Name: James Burgauer
Title: President and Principal Executive Officer

Date: April 21, 2026